UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2008

CLEVELAND-CLIFFS INC

(Exact Name of Registrant as Specified in Its Charter)

OHIO	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Superior Avenue, Cleveland, Ohio	44114-2544
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216-694-5700)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

Cleveland-Cliffs Inc and Alpha Natural Resources, Inc. announced in a news release dated July 16, 2008 that each company’s Board of Directors approved a definitive merger agreement. The combined company will become Cliffs Natural Resources. The news release regarding the merger is contained in Item 9.01 as Exhibit 99(a) and is incorporated in this Item 8.01 by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit
99(a)	Cleveland-Cliffs Inc published a News Release on July 16, 2008 captioned, “Cleveland-Cliffs and Alpha Natural Resources to Merge, Creating Cliffs Natural Resources, a Leading Diversified Mining and Natural Resources Company”	Filed Herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEVELAND-CLIFFS INC

By:	/s/ George W. Hawk, Jr.
Name:	George W. Hawk, Jr.
Title:	General Counsel and Secretary

Dated: July 16, 2008

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99(a)	Cleveland-Cliffs Inc published a News Release on July 16, 2008 captioned, “Cleveland-Cliffs and Alpha Natural Resources to Merge, Creating Cliffs Natural Resources, a Leading Diversified Mining and Natural Resources Company”	Filed Herewith

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